SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
Genomic Health, Inc.

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Geonomic Health, Inc.
301 Penobscot Drive
Redwood City, California 94063
(650) 556-9300
April 28, 2006
Dear Stockholder:
      You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Genomic Health, Inc. The meeting will be held at 10:00 a.m., Pacific Time, on Wednesday, May 24, 2006, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California.
      The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.
      Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person.
      We have also enclosed a copy of our 2005 Annual Report.
      The Board of Directors and management look forward to seeing you at the meeting.

Sincerely,

/s/ Randal W. Scott

Randal W. Scott, Ph.D.
Chairman of the Board and Chief Executive Officer

Genomic Health, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, May 24, 2006

To our Stockholders:
      Genomic Health, Inc. will hold its Annual Meeting of Stockholders at 10:00 a.m., Pacific Time, on Wednesday, May 24, 2006, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California.
      We are holding this Annual Meeting:

•	to elect nine directors to serve until the 2007 Annual Meeting or until their successors are duly elected and qualified;

•	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
      Stockholders of record at the close of business on April 20, 2006, are entitled to notice of, and to vote at this meeting and any adjournments or postponements of the Annual Meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 301 Penobscot Drive, Redwood City, California 94063.
      It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly vote and submit your proxy by dating, signing and returning the enclosed proxy card. This will not limit your rights to attend or vote at the meeting.

By Order of the Board of Directors

/s/ G. Bradley Cole

G. Bradley Cole
Executive Vice President,
Chief Financial Officer and Secretary
Redwood City, California
April 28, 2006

Genomic Health, Inc.
301 Penobscot Drive
Redwood City, California 94063

PROXY STATEMENT

Information Concerning Voting and Solicitation
      This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of Genomic Health, Inc., a Delaware corporation (“we,” “us,” “Genomic Health” or the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California on Wednesday, May 24, 2006, at 10:00 a.m., and any postponement or adjournment thereof (the “Annual Meeting”).
      This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 28, 2006.
Questions and Answers About
The Proxy Materials and the Annual Meeting
What proposals will be voted on at the Annual Meeting?
      Two proposals will be voted on at the Annual Meeting:
      * The election of directors; and
      * The ratification of the appointment of the independent registered public accounting firm for 2006.
What are the Board’s recommendations?
      Our Board recommends that you vote:
      * “FOR” election of each of the nominated directors; and
      * “FOR” ratification of the appointment of the independent registered public accounting firm for 2006.
Will there by any other items of business on the agenda?
      We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.
Who is entitled to vote?
      Stockholders of record at the close of business on April 20, 2006 (the “Record Date”) may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
      Stockholder of Record. If your shares are registered directly in your name with Genomic Health’s transfer agent, Computershare Investor Services, you are considered, with respect to those shares, the stockholder of record. The Proxy Statement, Annual Report and proxy card have been sent directly to you by Genomic Health.
      Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.
How do I vote?
      You may vote using any of the following methods:

*	By Mail — Sign and date each proxy card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” the election of the nominated directors and “FOR” the ratification of the independent registered public account firm for 2006. Stockholders of record may vote by mail or in person at the Annual Meeting.

*	By Telephone or the Internet — If you are a beneficial owner, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers. Follow the instructions located on your voting instruction form. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.
      If you vote by telephone or via the Internet you do not need to return your voting instruction form.

*	In Person at the Annual Meeting — Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the Internet so that your vote will be counted if you later decide not to attend the meeting.
Can I change my vote or revoke my proxy?
      You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.
How are votes counted?
      In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees to the Board, “FOR” ratification of the independent registered public accounting firm, and in the discretion of the proxy holders on any other matters that properly come before the meeting).
What vote is required to approve each item?
      In the election of directors, the nine persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.
Is cumulative voting permitted for the election of directors?
      Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.
What constitutes a quorum?
      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 24,486,847 shares of our common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.
How are proxies solicited?
      Employees, officers and directors of the Company may solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock.
IMPORTANT
      Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

Proposal 1
Election of Directors
Directors and Nominees
      We currently have authorized nine directors. At the Annual Meeting, nine persons will be elected as members of your Board of Directors, each for a one-year term or until their successors are elected and qualified. The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has designated, the nine persons listed below for election at the Annual Meeting. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted FOR each of the nominees. Your Board of Directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated to fill the vacancy by your Board of Directors, taking into account the recommendations of the Nominating and Corporate Governance Committee.
      The names of the Board of Directors’ nominees, their ages as of April 1, 2006, and certain biographical information about the nominees are set forth below.

Name	Age	Position with Company	Director Since

Randal W. Scott	48	Chairman of the Board and Chief Executive Officer	2000
Kimberly J. Popovits	47	President, Chief Operating Officer and Director	2002
Julian C. Baker	39	Director	2001
Brook H. Byers	60	Director	2001
Fred E. Cohen	49	Director	2002
Samuel D. Colella	66	Director	2001
Michael D. Goldberg	48	Director	2001
Randall S. Livingston	52	Director	2004
Woodrow A. Myers	52	Director	2006
      Randal W. Scott, Ph.D. has served as our Chairman of the Board and Chief Executive Officer since our inception in August 2000 and served as President from August 2000 until February 2002, Chief Financial Officer from December 2000 until April 2004, and Secretary from August 2000 until December 2000 and from May 2003 until February 2005. Dr. Scott was a founder of Incyte Corporation, a genomic information company, and served Incyte in various roles, including Chairman of the Board from August 2000 to December 2001, President from January 1997 to August 2000, and Chief Scientific Officer from March 1995 to August 2000. Dr. Scott holds a B.S. in Chemistry from Emporia State University and a Ph.D. in Biochemistry from the University of Kansas.
      Kimberly J. Popovits has served as our President and Chief Operating Officer since February 2002. From November 1987 to February 2002, Ms. Popovits served in various roles at Genentech, Inc., a biotechnology company, most recently serving as Senior Vice President, Marketing and Sales from February 2001 to February 2002, and as Vice President, Sales from October 1994 to February 2001. Prior to joining Genentech, she served as Division Manager, Southeast Region, for American Critical Care, a Division of American Hospital Supply, a supplier of health care products to hospitals. Ms. Popovits is a director of Nuvelo, Inc., a biotechnology company. Ms. Popovits holds a B.A. in Business from Michigan State University.
      Julian C. Baker is a Managing Member of Baker Bros. Advisors, LLC, which he and his brother, Felix Baker, Ph.D., founded in 2000. Mr. Baker’s firm manages Baker Brothers Investments, a family of long-term investment funds for major university endowments and foundations, which are focused on publicly traded life sciences companies. Mr. Baker’s career as a fund-manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch Family, which led to the establishment in 2000 of Baker/ Tisch Advisors, LLC. Mr. Baker is currently a Managing Member of Baker/ Tisch Advisors. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston. He is also a director of Incyte Corporation, Neurogen Corporation, Theravance, Inc. and Trimeris, Inc. Mr. Baker holds an A.B. in Social Studies from Harvard University.
      Brook H. Byers is a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm which he joined in 1977. He was the founding president and chairman of four life science companies: Hybritech Inc., IDEC Pharmaceuticals Corporation, InSite Vision Inc. and Ligand Pharmaceuticals Inc. Mr. Byers currently serves as a director of a number of privately held technology, healthcare and biotechnology companies. Mr. Byers holds a B.S. in Electrical Engineering from the Georgia Institute of Technology and an M.B.A. from the Stanford Graduate School of Business.
      Fred E. Cohen, M.D., Ph.D. joined TPG Ventures, a venture capital firm, as a Managing Director in 2001. Dr. Cohen is also a Professor of Medicine and Pharmacology at the University of California, San Francisco, where he has taught since July 1988. Dr. Cohen is a director of Matrix Laboratories Limited and a number of privately held companies. Dr. Cohen holds a B.S. in Molecular Biophysics and Biochemistry from Yale University, a Ph.D. in Molecular Biophysics from Oxford University, and an M.D. from Stanford University.
      Samuel D. Colella co-founded Versant Ventures, a healthcare and biotechnology venture capital firm, in 1999. From 1984 to 1999, Mr. Colella was a general partner of Institutional Venture Partners, a venture capital firm. Mr. Colella currently serves as a director of Symyx Technologies, Inc. and a number of privately held technology and biotechnology companies. Mr. Colella has a B.S. in Business and Engineering from the University of Pittsburgh and an M.B.A. from the Stanford Graduate School of Business.
      Michael D. Goldberg joined Mohr Davidow Ventures, a venture capital firm, as a general partner in 2005. From October 2000 to December 2004, Mr. Goldberg served as the Managing Director of Jasper Capital, a management and financial consultancy business. In 1995, Mr. Goldberg founded OnCare, Inc., an oncology practice management company, and served as Chairman until August 2001 and as Chief Executive Officer until March 1999. Previously, Mr. Goldberg was the founder, President and Chief Executive Officer of Axion Inc., a cancer-focused health care service company. Prior to Axion, Mr. Goldberg was a partner at the venture capital firm Sevin Rosen Funds, and was director of Corporate Development and a member of the Operating Committee at Cetus Corporation. He is also a director of several privately held companies. Mr. Goldberg holds a B.A. in Philosophy from Brandeis University and an M.B.A. from the Stanford Graduate School of Business.
      Randall S. Livingston has served as Vice President for Business Affairs and Chief Financial Officer of Stanford University since 2001. From 1999 to 2001, Mr. Livingston served as Executive Vice President and Chief Financial Officer of OpenTV Corp., a provider of interactive television services. From 1996 until 1999, Mr. Livingston served as a consultant and part-time executive for several Silicon Valley technology companies. Prior to 1996, Mr. Livingston worked for Heartport, Inc., Taligent, Apple Computer, Ingres Corporation and McKinsey & Company. Mr. Livingston holds a B.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Stanford Graduate School of Business.
      Woodrow A. Myers, M.D., has been a Visiting Professor in the General Internal Medicine Division of the University of California, Los Angeles School of Medicine since 2001. He was the Executive Vice President and Chief Medical Officer of WellPoint, Inc., a commercial health benefits company, from September 2000 to January 2005. Dr. Myers holds a B.S. in Biological Sciences from Stanford University, an M.D. from Harvard Medical School and an M.B.A. from the Stanford Graduate School of Business.

Vote Required
      The nine nominees for director receiving the highest number of affirmative votes will be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
      Your Board of Directors recommends a vote FOR the election of the nominees set forth above as directors of Genomic Health.
Board Meetings
      Our Board of Directors held seven meetings in 2005. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which such directors served on our Board of Directors and of the committees on which such director served. The independent directors meet in regularly scheduled executive sessions at in-person meetings of the Board of Directors without the participation of the Chief Executive Officer or the other members of management. We did not hold an annual meeting of stockholders in 2005. We do not have a policy that requires the attendance of directors at the Annual Meeting.
Committees of the Board of Directors
      Our Board of Directors has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and rules of the Securities and Exchange Commission. The Board of Directors has adopted written charters for each of these committees. Copies of these charters are available on the investor section of our website (www.genomichealth.com). A copy of the Audit Committee Charter is also attached as Appendix A to this Proxy Statement.
Audit Committee

Number of Members:	3

Current Members:	Randall S. Livingston (Chair and Audit Committee Financial Expert) Samuel D. Colella Michael D. Goldberg

Members in 2005:	Randall S. Livingston (Chair and Audit Committee Financial Expert) Julian C. Baker (until October 5, 2005) Samuel D. Colella (beginning October 5, 2005) Michael D. Goldberg

Number of Meetings in 2005:	6

Functions:	The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal control over financial reporting, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm’s relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the

Company’s financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

Compensation Committee

Number of Members:	3

Current Members:	Samuel D. Colella (Chair) Brook H. Byers Fred E. Cohen

Number of Meetings in 2005	2

Functions:	The Compensation Committee’s primary functions are to assist the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review, and make recommendations for approval by the independent members of the Board of Directors regarding compensation of the Company’s Chief Executive Officer and other executive officers, and administer the Company’s stock plans and other equity-based compensation plans. As allowed under its charter, the Compensation Committee has delegated to Randal Scott and Kimberly Popovits, the members of the Non-Management Stock Option Committee, the authority to grant options to new non-executive employees. This Committee may not grant options to purchase more than 50,000 shares of common stock to any employee.
Nominating and Corporate Governance Committee

Number of Members:	3

Current Members:	Fred E. Cohen (Chair) Samuel D. Colella Michael D. Goldberg

Number of Meetings in 2005:	None

Functions:	The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors, determine the composition of the Board and its committees, and monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board of Directors, review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders, and review on an annual basis the functioning and effectiveness of the Board and its committees.

Director Nominations
      The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.
      The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to Genomic Health and the Board of Directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by rules of the Securities and Exchange Commission, and for a majority of the members of the Board of Directors to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.
      Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board of Directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board of Directors members, by any executive search firm engaged by the Committee or by stockholders. The Committee recommended all of the nominees for election included in this Proxy Statement.
      A stockholder who wishes to suggest a prospective nominee for the Board of Directors should notify Genomic Health’s Secretary or any member of the Committee in writing with any supporting material the stockholder considers appropriate.
      In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Genomic Health’s Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the date the proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is changed by more than 30 days from the prior year, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the annual meeting or the 7th day following the first public announcement of the annual meeting date. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.
      Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors
      If you wish to communicate with the Board of Directors, you may send your communication in writing to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You must include your name and address in the written communication and indicate whether you are a stockholder of Genomic Health. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board of Directors based on the subject matter.
Director Compensation
      Following our initial public offering in October 2005, our outside directors receive an annual retainer of $20,000 and the chairman of our audit committee receives an annual retainer of $30,000. We reimburse our non-employee directors for reasonable expenses in connection with attendance at Board of Director and committee meetings.
      Prior to our initial public offering, we paid Mr. Goldberg and Mr. Livingston an annual retainer of $20,000 each for their services as members of our Board of Directors.
      During the year ended December 31, 2005, we paid Mr. Goldberg $5,000 for consulting services separate from his services as a member of our Board of Directors. This consulting agreement was terminated effective as of March 31, 2005.
      Outside directors also are eligible to receive nondiscretionary, automatic grants of stock options under our 2005 Stock Incentive Plan. An outside director who joins our Board after October 4, 2005 will automatically be granted an initial option to purchase 16,500 shares upon first becoming a member of our Board of Directors. The initial option vests and becomes exercisable over four years, with the first 25% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. Immediately after each of our regularly scheduled annual meetings of stockholders, each outside director is automatically granted a nonstatutory option to purchase 8,250 shares of our common stock, provided the director has served on our Board or Directors for at least six months. These options vest and become exercisable on the first anniversary of the date of grant or immediately prior to our next annual meeting of stockholders, if earlier. The options granted to outside directors have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, and become fully vested if we are subject to a change of control.
Compensation Committee Interlocks and Insider Participation
      None of the members of our compensation committee at any time has been one of our officers or employees. There are no familial relationships among any of our directors or officers. No interlocking relationship exists between our Board of Directors or compensation committee and the Board of Directors or compensation committee of any other entity.

Executive Compensation
Summary Compensation Table
      The following table sets forth compensation for services rendered in all capacities to us for the two fiscal years ended December 31, 2005 for our Chief Executive Officer and the four other most highly compensated executive officers as of December 31, 2005 whose total annual salary and bonus for 2005 exceeded $100,000, whom we refer to in this Proxy Statement as the Named Executive Officers.

			Long Term Compensation

			Shares Underlying	All Other
Name and Position(s)	Year	Salary	Options	Compensation

Randal W. Scott, Ph.D.	2005	$204,000	50,000	—
Chief Executive Officer	2004	200,000	69,348	—
and Chairman
Kimberly J. Popovits	2005	277,000	50,000	—
President and Chief	2004	275,000	69,347	—
Operating Officer
Joffre B. Baker, Ph.D.	2005	276,000	50,000	—
Chief Scientific Officer	2004	275,000	69,348	—
Steven Shak, M.D.	2005	276,000	50,000	—
Chief Medical Officer	2004	275,000	69,362	—
G. Bradley Cole(1)	2005	251,000	50,000	—
Executive Vice President, Chief	2004	126,000	173,370	—
Financial Officer and Secretary

(1)	Mr. Cole became our Executive Vice President and Chief Financial Officer in July 2004.
Grant of Stock Options
      The following table sets forth information on grants of options to purchase shares of our common stock in 2005 to the Named Executive Officers.

	Individual Grants				Potential Realizable
					Value at Assumed Annual
	Number of	Percent of Total			Rates of Stock Price
	Shares	Options			Appreciation for Option
	Underlying	Granted to			Term(3)
	Options	Employees in	Exercise Price	Expiration
Name	Granted	Fiscal Year	per Share(1)	Date(2)	5%	10%

Randal W. Scott, Ph.D.	50,000	5.8%	$10.33	12/01/2010	$82,714	$239,634
Kimberly J. Popovits	50,000	5.8%	$9.39	12/01/2015	295,266	748,262
Joffre B. Baker, Ph.D.	50,000	5.8%	$9.39	12/01/2015	295,266	748,262
Steven Shak, M.D.	50,000	5.8%	$9.39	12/01/2015	295,266	748,262
G. Bradley Cole	50,000	5.8%	$9.39	12/01/2015	295,266	748,262

(1)	Except for the grant to Dr. Scott, the exercise price is equal to the fair market value of our common stock on the date of grant. The exercise price for Dr. Scott’s grant is equal to 110% of the fair market value of our common stock on the date of grant.

(2)	Unless otherwise noted, the options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(3)	The 5% and 10% assumed rates of appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future common stock price.

Aggregated Option Exercises in 2005 and Year-End Option Values
      The following table sets forth, with respect to the Named Executive Officers, the number of shares acquired and the value realized upon exercise of stock options during 2005 and the exercisable and unexercisable options held by them as of December 31, 2005.

					Value of Unexercised In-the-
			Number of Unexercised		Money Options at
	Shares		Options at Fiscal Year-End		December 31, 2005(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Randal W. Scott, Ph.D.	—	—	17,337	102,011	$157,940	$473,820
Kimberly J. Popovits	78,016	$175,536	52,014	110,678	$473,848	$522,777
Joffre B. Baker, Ph.D.	—	—	17,337	102,011	$157,940	$473,820
Steven Shak, M.D.	—	—	17,337	102,011	$157,940	$473,820
G. Bradley Cole	—	—	59,597	163,773	$542,929	$1,036,472

(1)	Calculated on the basis of the fair market value of the underlying securities at the exercise date less the exercise price multiplied by the number of shares acquired on exercise.

(2)	Calculated on the basis of the fair market value of the underlying securities at December 31, 2005 ($9.11 per share) less the exercise price multiplied by the number of options.
Report of the Compensation Committee
of the Board of Directors on Executive Compensation
      The Compensation Committee is comprised of three independent directors. The purpose of the Compensation Committee is to assist the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the Board of Directors with respect to major compensation plans, policies and programs of the Company. The Compensation Committee expects, pursuant to its charter, to periodically review the approach to executive compensation and make changes as competitive conditions and other circumstances warrant and will seek to ensure Genomic Health’s compensation philosophy is consistent with its best interests and is properly implemented.
Compensation Philosophy and Objectives
      The Compensation Committee believes that compensation of Genomic Health’s executive officers should encourage creation of stockholder value and achievement of strategic corporate objectives, attract and retain qualified, skilled and dedicated executives on a long-term basis, reward past performance and provide incentives for future performance. It is the Compensation Committee’s philosophy to align the interests of Genomic Health’s stockholders and management by integrating compensation with Genomic Health’s annual and long-term corporate and financial objectives, including through equity ownership by management. In order to attract and retain qualified personnel, Genomic Health strives to offer a total compensation package competitive with companies in the life sciences industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. The components of executive officer compensation consist of salary and stock options, which are discussed separately below.
      In setting the level of cash and equity compensation for our executive officers, including the Chief Executive Officer, the Compensation Committee considers various factors, including the performance of the Company and the individual executive during the year, the uniqueness and relative importance of the executive’s skill set to the Company, the executive’s expected future contributions to the Company, the percentage of vested versus unvested options held by the executive, and the Company’s compensation philosophy for all employees. The Compensation Committee also reviews market and benchmark data, which include competitive information relating to compensation levels for comparable positions in the biotechnology and life sciences industries as well as the compensation levels of other executive officers of the Company. In conjunction with its review, the Compensation Committee utilizes benchmark surveys that are widely used in Genomic Health’s industry and peer company proxy data. When establishing each element of an executive officer’s compensation, the Compensation Committee also takes into consideration the executive’s historical cash and equity compensation as well as his or her total current and potential compensation.
      Genomic Health generally intends to qualify executive compensation for deductibility without limitation under section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1 million per year. None of the non-exempt compensation paid by Genomic Health to any of its executive officers for 2005 as calculated for purposes of section 162(m) exceeded the $1 million limit.
Key Elements of Executive Compensation
      The Company’s existing compensation structure for executive officers consists of a combination of salary and stock options; because of the Company’s egalitarian culture, we do not have programs providing for personal-benefit perquisites to officers. Prior to our initial public offering, compensation for our executive officers was determined by the independent members of our Board of Directors. After our initial public offering, the Compensation Committee made recommendations with respect to executive officer compensation, to be approved by the independent members of the Board of Directors.
Base Salary
      The Compensation Committee intends to review base salaries for executive officers on an annual basis, considering recommendations by the Chief Executive Officer for executive officers other than the Chief Executive Officer, and adjusting salaries based on individual and company performance. The Compensation Committee also considers market information and the base salaries and other incentives paid to executive officers of other similarly sized companies within its industry. However, the Compensation Committee does not limit its decisions to any particular range or level of total compensation paid to executive officers at these companies. The Chief Executive Officer is involved in the decisions on base salary adjustments for executives other than the Chief Executive Officer.
Equity Compensation
      The Compensation Committee administers Genomic Health’s stock option plans for executive officers, employees, consultants and outside directors, under which it grants options to purchase Genomic Health’s common stock with an exercise price equal to the fair market value of a share of the common stock on the date of grant. A committee consisting of Randal Scott and Kimberly Popovits has been formed for the purpose of granting options to certain new employees.
      The Compensation Committee believes that providing executive officers who have responsibility for Genomic Health’s management and growth with an opportunity to increase their stock ownership aligns the interests of the executive officers with those of the stockholders. Accordingly, the Compensation Committee also considers stock option grants as appropriate. At its discretion, from time to time the Compensation Committee may also grant options based on individual and corporate achievements. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and Genomic Health’s performance, the executive officer’s role and responsibilities, the executive officer’s base salary, and comparison with comparable awards to individuals in similar positions in the industry.
Chief Executive Officer Compensation
      The Compensation Committee reviews the compensation of the Chief Executive Officer using the same criteria as for the other executive officers, but has also considered the level of Dr. Scott’s stock ownership in the Company together with the Company’s cash position. In light of the foregoing, prior to our initial public offering, Dr. Scott’s annual base salary for 2004 and 2005 was set by the independent members of the Board of

Directors, with the participation and recommendation of the members of the Compensation Committee, at $200,000. In December 2005, the Compensation Committee, with the approval of the independent members of the Board of Directors, adjusted the annual base salaries of and granted stock options to our executive officers, including Dr. Scott. The Compensation Committee and the independent directors noted in their discussions the performance of Dr. Scott and our other four executive officers in 2005, our performance in 2005, including our financing activities and completion of our initial public offering, our financial performance, our progress toward our strategic goals, including the achievement of commercial and research and development objectives, the strength and balance of our management team, and the Company’s compensation philosophy. On the basis of these factors, the Compensation Committee recommended, and the independent members of the Board of Directors approved, an increase in Dr. Scott’s base salary to $250,000 and grants to all five executive officers, including Dr. Scott, of options to purchase 50,000 shares of our common stock.
Compensation Committee

Samuel D. Colella
Brook H. Byers
Fred E. Cohen

Security Ownership of
Certain Beneficial Owners and Management
      The following table sets forth certain information as of March 31, 2006, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our Named Executive Officers listed in the Summary Compensation Table, (iii) each of our directors and (iv) all our directors and executive officers as a group.
      We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
      In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after March 31, 2006. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Number of
	Shares of		Percentage of
	Common Stock		Common Stock
	Beneficially		Beneficially
Name and Address of Beneficial Owner(1)	Owned		Owned

5% Stockholders:
Entities Affiliated with Kleiner Perkins Caufield & Byers	2,366,625	(2)	9.7%
Entities Affiliated with Versant Ventures	2,366,622	(3)	9.7%
Entities Affiliated with TPG Ventures	1,910,273	(4)	7.8%
Directors and Named Executive Officers:
Julian C. Baker	1,171,299	(5)	4.9%
Brook H. Byers	2,366,625	(2)	9.7%
Fred E. Cohen, M.D., Ph.D.	1,964,893	(4)(6)	8.0%
Samuel D. Collela	2,366,622	(3)	9.7%
Michael D. Goldberg	48,713	(7)	*
Randall S. Livingston	13,012	(8)	*
Woodrow A. Myers, M.D.	—		*
Joffre B. Baker, Ph.D.	453,038	(9)	1.8%
G. Bradley Cole	89,953	(10)	*
Kimberly J. Popovits	435,689	(11)	1.8%
Randal W. Scott, Ph.D.	2,273,355	(12)	9.2%
Steven Shak, M.D.	453,038	(13)	1.8%
All directors and executive officers as a group (12 persons)(14)	12,286,237		49.7%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063.

(2)	According to a Schedule 13G filed jointly on February 14, 2006 by Kleiner Perkins Caufield & Byers X-A, L.P., Kleiner Perkins Caufield & Byers X-B, L.P. and KPCB X Associates, L.P. 1,619,483 shares are beneficially owned by Kleiner Perkins Caufield & Byers X-A, L.P. and 45,677 shares are beneficially owned by Kleiner Perkins Caufield & Byers X-B, L.P. KPCB X Associates, L.P. is the general partner of Kleiner Perkins Caufield & Byers X-A, L.P. and Kleiner Perkins Caufield & Byers X-B, L.P. and has shared power to vote and dispose of or direct the disposition of the shares of stock held by Kleiner Perkins Caufield & Byers X-A, L.P. and Kleiner Perkins Caufield & Byers X-B, L.P. The principal address for the

Kleiner Perkins Caufield & Byers entities is 2750 Sand Hill Road, Menlo Park, California 94025. Mr. Byers, who is also one of our directors, is a managing member of the general partner and, as such, has shared voting and investment authority over these shares. However, Mr. Byers disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)	According to a Schedule 13G filed jointly on February 14, 2006 by Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P., Versant Affiliates Fund I-B, L.P., Versant Ventures I, LLC, Brian G. Atwood, Ross A. Jaffe, Samuel D. Colella, Donald B. Milder, Barbara N. Lubash, Rebecca B. Robertson and William J. Link, Versant Venture Capital I, L.P. has the sole power to vote and dispose of or direct the disposition of 2,192,150 shares, Versant Side Fund I. L.P. has the sole power to vote and dispose of or direct the disposition of 42,994 shares, Versant Affiliates Fund I-A, L.P. has the sole power to vote and dispose of or direct the disposition of 42,412 shares, Versant Affiliates Fund I-B, L.P. has the sole power to vote and dispose of or direct the disposition of 89,066 shares, Versant Ventures I, LLC, the general partner of Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P. and Versant Affiliates Fund I-B, L.P., has the sole power to vote and dispose of or direct the disposition of 2,336,622 shares, and Brian G. Atwood, Ross A. Jaffe, Samuel D. Colella, Donald B. Milder, Barbara N. Lubash, Rebecca B. Robertson and William J. Link, who are the Managing Directors of Versant Ventures I, LLC, have shared power to vote and dispose of or direct the disposition of 2,366,622 shares. Under certain circumstances set forth in the Limited Partnership Agreements of Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P. and Versant Affiliates Fund I-B, L.P., the general partner and limited partners of each of such funds have the right to receive dividends from, or the proceeds from the sale of the common stock of the Company owned by each such fund. The principal address for Versant Ventures affiliated entities is 3000 Sand Hill Road, Building Four, Suite 210, Menlo Park, California 94025. Mr. Colella, who is also one of our directors, is a managing director of Versant Ventures I, LLC, the general partner of Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P. and Versant Affiliates Fund I-B, L.P., of which Versant Ventures I, LLC is the general member. In such capacity, Mr. Colella may be deemed to share voting and investment power with respect to the shares held by Versant Venture Capital I, L.P., Versant Side Fund I, L.P., Versant Affiliates Fund I-A, L.P. and Versant Affiliates Fund I-B, L.P. Mr. Collela disclaims beneficial ownership of the shares owned by these funds, except to the extent of his pecuniary interest therein.

(4)	According to a Schedule 13G filed jointly on February 14, 2006 by Tarrant Advisors, Inc., Tarrant Advisors, Inc. is the beneficial owner of and has the sole power to vote and dispose of or direct the disposition of the shares, which are beneficially owned by TPG Ventures, L.P. and TPG Biotechnology Partners, L.P. Tarrant Advisors is the general partner of TPG Ventures Professional, L.P., which in turn is the managing member of TPG Venture Holdings, L.L.C., which is the sole member of each of TPG Venture Advisors, L.L.C. and TPG Biotech Advisors, L.L.C. TPG Biotech Advisors, L.L.C. is the general partner of TPG Biotechnology GenPar, L.P., which is the general partner of TPG Biotechnology Partners, L.P. The principal address for TPG Ventures affiliated entities is 345 California Street, Suite 2600, San Francisco, California 94104. Dr. Cohen, who is also one of our directors, is a managing director of Texas Pacific Group Ventures. In such capacity, Dr. Cohen may be deemed to share voting and investment power with respect to the shares held by TPG Ventures, L.P. and TPG Biotechnology Partners, L.P. Dr. Cohen disclaims beneficial ownership of the shares owned by these funds, except to the extent of his pecuniary interest therein.

(5)	Consists of 173,897 shares owned by Baker Bros. Investments, L.P., 173,897 shares owned by Baker/ Tisch Investments, L.P., 15,314 shares owned by Baker Bros. Investments II, L.P., 158,486 shares owned by Baker Biotech Fund I, L.P., 181,478 shares owned by Baker Biotech Fund II, L.P., 19,583 shares owned by Baker Biotech Fund II (Z), L.P., 252,529 shares owned by Baker Biotech Fund III, L.P., 22,218 shares owned by Baker Biotech Fund III (Z), L.P. and 173,897 shares owned by FBB Associates, a general partnership. Mr. Baker disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest therein.

(6)	Also includes options to purchase 5,201 shares of common stock that are exercisable within 60 days of March 31, 2006 and 6,068 shares held in a family trust, of which Dr. Cohen is a trustee.

(7)	Consists of shares held in a family trust, of which Mr. Goldberg is trustee.

(8)	Includes options to purchase 6,863 shares of common stock that are exercisable within 60 days of March 31, 2006.

(9)	Includes options to purchase 24,560 shares of common stock that are exercisable within 60 days of March 31, 2006. Also includes 116,343 shares held in a family trust of which Dr. Baker is a trustee.

(10)	Includes options to purchase 77,655 shares of common stock that are exercisable within 60 days of March 31, 2006.

(11)	Includes options to purchase 67,905 shares of common stock that are exercisable within 60 days of March 31, 2006. Also includes 8,670 shares held by Ms. Popovits’ minor child.

(12)	Includes options to purchase 24,560 shares of common stock that are exercisable within 60 days of March 31, 2006. Also includes 5,199 shares held for the benefit of Dr. Scott’s children, of which Dr. Scott’s sister is trustee.

(13)	Includes options to purchase 24,560 shares of common stock that are exercisable within 60 days of March 31, 2006.

(14)	Includes options to purchase 231,304 shares of common stock that are exercisable within 60 days of March 31, 2006.
Certain Relationships and Related Transactions
      During the fiscal year ended December 31, 2005, there was no transaction or series of transactions to which we were or are a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
      We entered into indemnification agreements with our directors and executive officers in which the Company has agreed to indemnify such parties to the fullest extent allowable under Delaware law if any is made a party to any action or threatened with any action as a result of such person’s service or having served as an officer, director, employee or agent of Genomic Health or having served, at the Company’s request, as an officer, director, employee or agent of another company.
Report of the Audit Committee
      The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. A link to a copy of the Audit Committee Charter is also available on our website at www.genomichealth.com. All members of the Audit Committee meet the independence standards established by The Nasdaq Stock Market.
      The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of Genomic Health’s financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
      In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the 2005 Annual Report with Genomic Health’s management and the independent registered public accounting firm.
      The Audit Committee met privately with the independent registered public accounting firm, and discussed issues deemed significant by the independent registered public accounting firm, including those required by Statements on Auditing Standards No. 61 and No. 90 (Audit Committee Communications). In

addition, the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from Genomic Health and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered whether the provision of nonaudit services was compatible with maintaining the independent registered public accounting firm’s independence.
      The Audit Committee has discussed with Genomic Health’s independent registered public accounting firm, with and without management present, their evaluations of Genomic Health’s internal control over financial reporting and the overall quality of Genomic Health’s financial reporting.
      In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in Genomic Health’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Ernst & Young LLP to serve as Genomic Health’s independent registered public accounting firm for the 2006 fiscal year.
Audit Committee

Randall S. Livingston
Samuel D. Colella
Michael D. Goldberg

Stock Performance Graph
      Set forth below is a line graph showing the cumulative total stockholder return (change in stock price plus reinvested dividends) assuming the investment of $100 on September 29, 2005 in each of our common stock, the Nasdaq Market Index and the Nasdaq Biotechnology Index for the monthly period commencing on September 29, 2005 and ending on December 31, 2005. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of future performance of our common stock.
COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG GENOMIC HEALTH INC.,
NASDAQ MARKET INDEX AND NASDAQ BIOTECHNOLOGY INDEX

	September 29,	October 31,	November 30,	December 31,
	2005	2005	2005	2005

Genomic Health, Inc.	$100.00	$81.11	$78.47	$77.53

Nasdaq Market Index	$100.00	$98.71	$104.08	$102.81

Nasdaq Biotechnology Index	$100.00	$97.71	$102.39	$102.67

Proposal 2
Ratification of the Appointment of Independent Registered Public Accounting Firm
      The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006. The Board of Directors has endorsed this appointment. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.
Principal Accountant Fees and Services
      Ernst & Young LLP has audited our financial statements since our inception in 2000. Aggregate fees for professional services rendered for us by Ernst & Young LLP for the years ended December 31, 2005 and 2004, were as follows:

Services Provided	2005	2004

Audit	$858,000	$47,000
Audit-Related	28,000	—
Tax	15,000	10,000
All Other	—	—

Total	$901,000	$57,000

      Audit fees. For the years ended December 31, 2005 and 2004, audit fees were for the audits of the Company’s financial statements. For the year ended December 31, 2005, audit fees also included services provided in connection with the Company’s initial public offering, including review of quarterly financial information contained in the Company’s registration statement on Form S-1, work related to the Company’s S-8, comfort letters and consents, and review of the Company’s filings with the Securities and Exchange Commission.
      Audit-Related fees. For the years ended December 31, 2005, audit-related fees were for review of the Company’s documentation of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.
      Tax fees. For the years ended December 31, 2005 and 2004, tax fees were for the preparation of the Company’s tax returns, tax planning and tax consulting services.
Audit Committee Pre-Approval Policies and Procedures
      The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services.
      During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the Securities and Exchange Commission.
      Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote
      Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm.
      Your Board of Directors recommends a vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm.
Stockholder Proposals for the 2007 Annual Meeting
      If a stockholder wishes to present a proposal to be included in our proxy statement for the 2007 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission. One of the requirements is that the proposal be received by Genomic Health’s Secretary no later than January 22, 2007. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested.
      A stockholder proposal not included in our proxy statement for the 2007 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, the Bylaws provide that we must have received the stockholder’s notice not earlier than 90 days nor more than 120 days in advance of the date the proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; however, if the date of the annual meeting is changed by more than 30 days from the prior year, we must have received the stockholder’s notice not later than the close of business on the later of the 90th day prior to the annual meeting or the 7th day following the first public announcement of the annual meeting date. The stockholder’s notice must set forth, as to each proposed matter: a brief description of the business desired to be brought before the meeting; the text of the proposal or business and reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made; the class and number of shares of our securities that are owned beneficially and of record by the stockholder and the beneficial owner; any material interest of the stockholder in such business; and any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the Securities and Exchange Commission. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.
      Based solely on our review of the copies of such forms we have received and written representations from certain reporting person that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2005.

Other Matters
      Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.
      Whether or not you intend to be present at the Annual Meeting, we urge you to submit your signed proxy promptly.

By Order of the Board of Directors.

/s/ G. Bradley Cole

G. Bradley Cole
Executive Vice President,
Chief Financial Officer and Secretary
Redwood City, California
April 28, 2006
      Our 2005 Annual Report on Form 10-K has been mailed with this Proxy Statement. We will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The request must include a representation by the stockholder that as of April 20, 2006, the stockholder was entitled to vote at the Annual Meeting.

Appendix A
GENOMIC HEALTH, INC.
AUDIT COMMITTEE CHARTER
(As adopted by the Board of Directors effective as of October 4, 2005)
Purpose
      The purpose of the Audit Committee of the Board of Directors is to assist the Board in fulfilling its oversight responsibilities relating to the Company’s (i) financial statements and auditing, accounting and related reporting processes and (ii) systems of internal controls regarding finance, accounting, financial reporting and business practices and conduct established by management and the Board.
Membership and Procedures
      Membership and Appointment. The Committee shall consist of at least three members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.
      Independence and Qualifications. Each member of the Committee shall meet the independence and experience requirements of the applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market, provided that the exemptions from the independence requirements set forth in such rules and regulations shall also be applicable to members of the Committee.
      Resources. The Committee shall have the authority to retain, at the Company’s expense, special legal, accounting or other consultants to advise the Committee and to authorize or conduct investigations into any matters within the scope of its responsibilities. The Committee shall have the sole authority to approve related fees and retention terms. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and shall have full access to all books, records, facilities and personnel of the Company in connection with the discharge of its responsibilities.
      Evaluation. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.
Duties and Responsibilities
      The following shall be the common recurring activities and responsibilities of the Committee in carrying out its oversight functions. These activities and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard:

Documents/ Reports Review

•	Review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the Securities and Exchange Commission and, with respect to the annual financial statements, the appropriateness and quality of accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

•	Review and discuss with management and the independent auditors the Company’s earnings press releases before they are issued, and discuss generally with management the nature of any additional financial information or earnings guidance to be provided publicly and/or to ratings agencies.

•	Review and discuss with management and the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, relating to the conduct of the audit, other significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, and any other matters communicated to the Committee by the independent auditors.

•	Review with management and such outside professionals as the Committee considers appropriate important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

•	Based on its review and discussions with management and the independent auditors, recommend to the Board whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K.

•	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Accounting and Financial Controls Framework

•	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

•	Review and discuss with management and the independent auditors the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by management and any fraud involving management or other employees who have a significant role in the Company’s internal controls) and the effectiveness of the Company’s disclosure controls and procedures.

•	Review with the independent auditors any management letter provided by the independent auditors and the Company’s responses to that letter.

•	Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements that do not appear on the Company’s financial statements, (ii) any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Company’s financial statements, and (iii) material financial risks that are designated as such by management or the independent auditors.

•	Periodically meet separately with management and with the independent auditors.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

Independent Auditors

•	Be directly responsible for the appointment, removal, compensation and oversight of the work of the independent auditors (including the resolution of disagreements between the Company’s management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the independent auditors reporting directly to the Committee.

•	Have the sole authority to review in advance, and grant any appropriate pre-approvals, of all auditing services to be provided by the independent auditors and all non-audit services (including the fees and other terms of engagement), and, if desired, establish policies and procedures for review and pre-approval by the Committee of such services.

•	Obtain, review and discuss with the independent auditors at least annually a report by the independent auditors describing (i) the independent auditors’ internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and the steps taken to deal with those issues.

•	Review the report by the independent auditors, which is required by Section 10A of the Securities Exchange Act of 1934, concerning: (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) any other material written communications between the independent auditors and the Company’s management.

•	Review and discuss with the independent auditors, on an annual basis, all relationships the independent auditors have with the Company in order to evaluate the independent auditors’ continued independence, and receive from the independent auditors on an annual basis a written statement (consistent with Independence Standards Board Standard No. 1) regarding the auditors’ independence.

•	Meet with the independent auditors prior to the audit for each fiscal year to review the planning, staffing and scope of the audit.

•	Establish guidelines for the hiring of employees and former employees of the independent auditors.

Clarification of Audit Committee’s Role
      While the Committee has the responsibilities and powers set forth in this Charter, the Committee’s role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

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Genomic Health, Inc.
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
A	Election of Directors
  1. To elect nine directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

	For	Withhold		For	Withhold		For	Withhold

01 - Randal W. Scott	☐	☐	04 - Brook H. Byers	☐	☐	07 - Michael D. Goldberg	☐	☐

02 - Kimberly J. Popovits	☐	☐	05 - Fred E. Cohen	☐	☐	08 - Randall S. Livingston	☐	☐

03 - Julian C. Baker	☐	☐	06 - Samuel D. Colella	☐	☐	09 - Woodrow A. Myers	☐	☐
B	Issues
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

2.	To ratify the appointment of Ernst & Young LLP as Genomic Health’s independent registered public accountants for the 2006 fiscal year.	☐	☐	☐

In his or her discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please mark, sign, date and mail this proxy card promptly, using the enclosed envelope.
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators trustees, guardians and attorneys-in-fact should add their titles. If a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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Proxy - Genomic Health, Inc.

PROXY SOLICITED BY BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2006
The undersigned hereby authorizes Randal W. Scott and G. Bradley Cole, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote the shares of common stock of Genomic Health, Inc. ("Genomic Health") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Genomic Health to be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California on Wednesday, May 24, 2006 at 10:00 a.m. (Pacific Time), and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.
Unless a contrary direction is indicated, this Proxy will be voted FOR the election of directors, FOR Proposal 2, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting. If specific instructions are indicated, this Proxy will be voted in accordance therewith.
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site:
WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 24, 2006.
THANK YOU FOR VOTING